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                                                                   Exhibit 9(b)

                                         ALLSTATE LIFE INSURANCE COMPANY
                                         LAW AND REGULATION DEPARTMENT
                                         3100 Sanders Road, Suite J5B
                                         Northbrook, Illinois 60062
                                         Telephone Number 847-402-5000
                                         Facsimile 847-402-3781

 February 24, 2009

 TO:   ALLSTATE LIFE INSURANCE COMPANY
       NORTHBROOK, IL 60062

 FROM: SUSAN L. LEES
       DIRECTOR, SENIOR VICE PRESIDENT,
       GENERAL COUNSEL AND SECRETARY

 RE: FORM N-4 REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940
 FILE NOS. 333-141909, 811-09327 ALLSTATE RETIREMENT ACCESS VARIABLE ANNUITY

 With reference to the above-mentioned registration statement on Form N-4 ("Registration Statement") filed by Allstate Life Insurance Company (the "Company"), as depositor, and Allstate Financial Advisors Separate Account I, as registrant, with the Securities and Exchange Commission covering the Flexible Premium Deferred Variable Annuity Contracts described therein, I have examined such documents and such law as I have considered necessary and appropriate, and on the basis of such examination, it is my opinion that as of February 24, 2009:

 1. The Company is duly organized and existing under the laws of the State of Illinois and has been duly authorized to do business by the Director of Insurance of the State of Illinois.

 2. The securities registered by the above Registration Statement when issued will be valid, legal and binding obligations of the Company.

 I hereby consent to the filing of this opinion as an exhibit to the above referenced Registration Statement and to the use of my name under the caption "Legal Matters" in the Prospectus constituting a part of the Registration Statement.

 Sincerely,


 /s/ SUSAN L. LEES
------------------------------------
 Susan L. Lees
 Director, Senior Vice President,
 General Counsel and Secretary